Exhibit 99.1

American Wagering Announces Results Through Second Quarter

LAS VEGAS, August 29, 2005 / PRNewswire – American Wagering, Inc. (OTC Bulletin Board: BETM) (the “Company”) today announced the operational results for the first six months of the current fiscal year. Revenues for the six month period ending July 31, 2005 increased to $6,305,357 (+14%) from the same period last year, while net income increased to $811,183 (+3,452%). The results include a significant adjustment resulting from the issuance of the Company’s common stock to Michael Racusin; the adjustment includes an elimination of the “Racusin Litigation Payable” of $1,672,249, an increase in “Total Stockholders’ Equity” of $1,343,625, and an increase in “Other Income” of $328,624. Racusin is appealing to the Ninth Circuit Court of Appeals the Bankruptcy Appellate Panel’s decision, which allowed the issuance of common stock in satisfaction of the Company’s liability to him. The Company cannot predict the outcome of the appeal.

	Six Months Ended July 31,		$ CHANGE	% CHANGE
	2005	2004
Revenue	$6,305,357	$5,545,825	$759,532	14%
Costs and Expenses	5,954,451	5,249,454	704,997	13%

Operating Income	350,906	296,371	54,535	18%
Other Income (Expense)	540,277	(317,572)	857,849	270%

Income (Loss) Before Income Taxes	891,183	(21,201)	912,384	4,304%
Income Tax Expense	80,000	3,000	77,000	2,567%

Net Income (Loss)	$811,183	$(24,201)	$835,384	3,452%

Please note that the operational results are preliminary, unaudited and subject to change prior to being reported in the Form 10-QSB to be filed with the SEC; in addition, the Form 10-QSB includes other important information including, but not limited to, notes to the consolidated financial statements and management’s discussion and analysis of financial condition and operational results, and, as such, the reader should review Form 10-QSB in its entirety.

Victor Salerno, the Company’s CEO and President said, “American Wagering continues with its plans that, we believe, will create long-term value for shareholders; our priorities are to focus on existing operations and to grow through the acquisition of hotel/casino operations while managing operating expenses to ensure commensurate bottom line results. The second quarter results are indicative of our commitment to existing operations and we anticipate closing on our first hotel/casino acquisition during the first quarter of the next fiscal year, subject to approval by the Nevada gaming authorities. We remain confident in our business plans and in our ability to strengthen and diversify cash flows and to maximize long-term shareholder value.”

ABOUT AMERICAN WAGERING, INC.:

American Wagering, Inc. is a publicly-traded company that primarily operates through wholly-owned subsidiaries including Leroy’s Horse & Sports Place, Inc. (“Leroy’s”), Computerized Bookmaking Systems, Inc. (“CBS”), AWI Manufacturing, Inc. (“AWIM”), and AWI Gaming,

Inc. (“AWIG”). Leroy’s owns and operates over 60 race/sports book outlets in the state of Nevada, CBS is the dominant supplier of sports wagering hardware/software to the Nevada gaming industry, and AWIM is a Nevada Gaming Commission-licensed manufacturer/distributor and supplier of race/sports self-service wagering kiosks. AWIG is a recently-formed subsidiary with the goal of becoming a market leader in operating smaller hotel/casino properties.

WHERE THE READER CAN FIND MORE INFORMATION:

The Company is subject to the reporting requirements of the Securities Exchange Act of 1934 (“Exchange Act”) and, accordingly, files its annual reports on Form 10-KSB, quarterly reports on Form 10-QSB, current reports on Form 8-K, proxy statements, and other information with the SEC. Materials filed with the SEC may be read and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C., 20549. Please call the SEC at (800) SEC-0330 for further information on the Public Reference Room. In addition, as an electronic filer, the Company’s SEC filings are maintained on the SEC’s Internet web site that contains reports, proxy and information statements, and other information; the address of that web site is http://www.sec.gov.

FORWARD-LOOKING STATEMENTS:

This news release contains “forward-looking statements,” as that term is defined in section 27A of the Securities Act of 1933 and section 21E of the Exchange Act, that reflect the Company’s current views with respect to certain current and future events, financial performance and prospects. The Company believes its forward-looking statements are reasonable based on facts that the Company presently knows; however, readers of this news release should not place undue reliance on such statements, as they are subject to risks, uncertainties and other factors beyond the Company’s control that may cause the Company’s actual results to differ materially from expectations. The Company and its subsidiaries face significant risks related to their operations and future prospects that include, but are not limited to, the following: the ability of the Company to obtain trade credit, shipments and terms with vendors and service providers; the Company’s ability to maintain contracts and licenses that are critical to its operations; potential adverse developments with respect to the Company’s liquidity or results of operations; the Company’s ability to acquire and operate small hotel/casino properties and to obtain the necessary funds for doing so; the outcome of the appeal by Racusin, which could adversely affect the Company’s satisfaction of the judgment liability as described above; the ability of the Company to attract and retain customers; the ability of the Company to attract, retain and compensate key executives; demand in the markets in which the Company operates; economic conditions; the effects of any hostilities or act of war or terrorist attack; increased labor costs; financing costs; increased costs and reduced availability of insurance, bonds and sureties; increased security-related costs; competitive pressures on pricing; government legislation and regulation; customers’ perceptions of the Company’s products and services; and other risks that are reported from time to time in the Company’s reports filed with the SEC on Form 10-KSB, Form 10-QSB, and Forms 8-K.

Contact:	Tim Lockinger, CFO
702-735-0101, ext. 412

AMERICAN WAGERING, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET INFORMATION*

	July 31, 2005 (Unaudited)	January 31, 2005
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$2,371,129	$3,998,851
Restricted Cash	1,157,475	1,238,159
Accounts Receivable, net of doubtful accounts allowance	189,487	108,720
Notes Receivable		620,000
Inventories	582,613	348,755
Deferred Tax Assets, net	385,481	440,481
Prepaid Expenses and Other Current Assets	421,372	419,434

TOTAL CURRENT ASSETS	5,107,557	7,174,400
Property and Equipment, net	1,763,018	1,685,932
Goodwill	103,725	103,725
Other Assets	454,772	322,209

TOTAL ASSETS	$7,429,072	$9,286,266

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Current Portion of Long-Term Debt	$205,286	$35,473
Accounts Payable	531,026	676,232
Accrued Expenses	856,746	1,035,750
Accrued Preferred Stock Dividends		213,400
Unpaid Winning Tickets	482,224	801,074
Customer Deposits and Other Current Liabilities	584,653	1,036,786

TOTAL CURRENT LIABILITIES	2,659,935	3,798,715

LONG-TERM DEBT, less current portion	188,919	93,766
LVGI LITIGATION PAYABLE		788,061
RACUSIN LITIGATION PAYABLE		1,972,249
OTHER LONG-TERM LIABILITIES	1,479,655	1,643,385

TOTAL LONG-TERM LIABILITIES	1,668,574	4,497,461

Redeemable Series A Preferred Stock (3,238 shares)	323,800	323,800

TOTAL LIABILITIES	4,652,309	8,619,976

STOCKHOLDERS’ EQUITY
Series A Preferred Stock – 10% cumulative; $100.00 par value; 18,924 shares authorized; 10,924 shares outstanding	1,092,400	1,092,400
Common Stock - $0.01 par value; 25,000,000 shares authorized; 8,190,498 and 7,897,946 shares issued	81,905	78,979
Additional Paid-In Capital	14,105,481	12,738,889
Deficit	(12,175,530)	(12,916,485)
Treasury Stock, at cost (61,100 shares)	(327,493)	(327,493)

TOTAL STOCKHOLDERS’ EQUITY	2,776,763	666,290

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$7,429,072	$9,286,266

*	Disclosures necessary to conform to GAAP and SEC Regulation SB have been omitted. Certain amounts in the consolidated financial statements of prior periods have been reclassified to conform to the current period presentation.

AMERICAN WAGERING, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS INFORMATION*

(UNAUDITED)

	For the Six Months Ended July 31,
	2005	2004
Revenues
Wagering	$3,638,112	$2,958,968
Systems	2,667,245	2,586,857

	6,305,357	5,545,825

Direct Costs
Wagering	2,735,106	2,340,189
Systems	1,238,865	1,202,264

	3,973,971	3,542,453

Administrative Costs and Expenses
Research and Development	487,452	462,605
Selling, General and Administrative	1,305,789	1,063,925
Depreciation and Amortization	187,239	180,471

	1,980,480	1,707,001

TOTAL OPERATING EXPENSES	5,954,451	5,249,454

OPERATING INCOME	350,906	296,371

Other Income (Expense)
Interest Income	28,739	8,583
Interest Expense	(10,551)	(69,591)
Reorganization Expense	(45,492)	(307,295)
Other, net	567,581	50,731

	540,277	(317,572)

INCOME (LOSS) BEFORE INCOME TAX	891,183	(21,201)
INCOME TAX	80,000	3,000

NET INCOME (LOSS)	$811,183	$(24,201)

BASIC AND DILUTED EARNINGS (LOSS) PER SHARE	$.09	$(.01)

*	Disclosures necessary to conform to GAAP and SEC Regulation SB have been omitted. Certain amounts in the consolidated financial statements of prior periods have been reclassified to conform to the current period presentation.